THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE SOLD OR OFFERED FOR SALE IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES OR AN OPINION OF COUNSEL OR OTHER EVIDENCE ACCEPTABLE TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED.

CONVERSION AGREEMENT

THIS CONVERSION AGREEMENT (the “Agreement”), dated as of November 2, 2011 is made by and between World Surveillance Group Inc., a Delaware corporation (“Company”), and Barbara M. Johnson, the Vice President, General Counsel and Secretary of the Company (“Employee” and, together with the Company, the “Parties”, or each individually, a “Party”).

WHEREAS, the Company owes Employee salary in arrears in an amount in excess of $30,000 from pay periods prior to the date hereof (the “Accrued Salary”); and

WHEREAS, the Company and the Employee wish to convert $30,000 of the Accrued Salary (the “Conversion Salary”) into shares of common stock, par value $0.00001 per share, of the Company (the “Common Stock”) and warrants to purchase shares of Common Stock.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which the parties hereby acknowledge the parties agree as follows:

1.           Conversion Salary. The Company and Employee hereby agree that the Conversion Salary shall convert into (i) 400,000 shares of Common Stock (the “Conversion Shares”) and (ii) a warrant to purchase 400,000 shares of Common Stock (the “Warrant Shares”) with an exercise price equal to $0.21 per share and a term of three years (the “Warrant” and together with the Conversion Shares and the Warrant Shares, the “Securities”), which Warrant shall be substantially in the form of Exhibit A attached hereto.

2.           Taxes.  The Company shall pay all taxes in connection with this equity conversion and the issuance of the Securities owing either by the Company and/or the Employee (other than capital gains taxes on any subsequent sale by the Employee of the Securities).   The Company shall bonus to the Employee in cash no later than ten (10) business days before the date such taxes are due the amount of any taxes due and payable by such Employee in connection with this equity conversion and the issuance of the Securities.

3.           Securities.  Within ten (10) business days of the date of this Agreement, the Company shall deliver to Employee a stock certificate representing the Conversion Shares and a Warrant to purchase the Warrant Shares.  Following such issuance, the Employee shall have no right to receive from the Company the Conversion Salary.

4.           Representations and Warranties and Covenants. Each Party hereby represents, warrants and covenants to the other Party, on behalf of itself and no other Party, as follows:

a.  No Registration. The Employee understands that none of the Securities have been, nor will be, registered under the Securities Act of 1933, as amended (the “Securities Act”) by reason of a specific exemption from the registration provisions of the Securities Act, the availability of which depends upon, among other things, the bona fide nature of the investment intent and the accuracy of such Employee’s representations as expressed herein or otherwise made pursuant hereto.

b.  Investment Intent. The Employee is acquiring the Securities for investment for its own account, not as a nominee or agent, and not with the view to, or for resale in connection with, any distribution thereof, and such Employee has no present intention of selling, granting any participation in, or otherwise distributing the same. The Employee further represents that it does not have any contract, undertaking, agreement or arrangement with any person or entity to sell, transfer or grant participation to such person or entity or to any third person or entity with respect to the Securities.

c.  Investment Experience. The Employee, either alone or together with its representatives, has substantial experience in evaluating and investing in private placement transactions of securities in companies similar to the Company and acknowledges that the Employee can protect its own interests. The Employee has such knowledge and experience in financial and business matters so that such Employee is capable of evaluating the merits and risks of its investment in the Company.

d.  Speculative Nature of Investment. Such Employee understands and acknowledges that the Company has a limited financial and operating history and that an investment in the Company is highly speculative and involves substantial risks. Such Employee can bear the economic risk of such Employee’s investment and is able, without impairing such Employee’s financial condition, to hold the Securities for an indefinite period of time and to suffer a complete loss of such Employee’s investment.

e.  Accredited Investor. The Employee is an “accredited investor’ within the meaning of Regulation D, Rule 501(a), promulgated by the Securities and Exchange Commission under the Securities Act.

f.   Rule 144. The Employee acknowledges that the Securities must be held indefinitely unless subsequently registered under the Securities Act or an exemption from such registration is available. The Employee is aware of the provisions of Rule 144 promulgated under the Securities Act which permit limited resale of shares subject to the satisfaction of certain conditions.  The Employee acknowledges that, in the event all of the requirements of Rule 144 are not met, registration under the Securities Act or an exemption from registration will be required for any disposition of the Securities.

g.          Authorization.  Each Party represents for itself and no other Party that:

i. It has all requisite power and authority to execute and deliver this Agreement, and to carry out and perform its obligations under the terms hereof. All action on the part of such Party necessary for the authorization, execution, delivery and performance of this Agreement, and the performance of all of such Party’s obligations herein, has been taken.

ii. This Agreement, when executed and delivered by it, will constitute the valid and legally binding obligation of such Party, enforceable in accordance with its terms except: (i) as limited by applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors’ rights generally, and (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies or by general principles of equity.

iii.  No consent, approval, authorization, order, filing, registration or qualification of or with any court, governmental authority or third person is required to be obtained by it in connection with the execution and delivery of this Agreement by such Party or the performance of such Party’s obligations hereunder.

j.  Brokers or Finders. Each Party represents for itself and no other Party that it has not engaged any brokers, finders or agents, and that the other Party has not, and will not, incur, directly or indirectly, as a result of any action taken by it, any liability for brokerage or finders’ fees or agents’ commissions or any similar charges in connection with this Agreement and the transactions related hereto.

k.  Tax Advisors. Each Party represents for itself and no other Party that it has reviewed with its own tax advisors the U.S. federal, state, local and foreign tax consequences of this investment and the transactions contemplated by this Agreement. With respect to such matters, it has relied solely on its advisors and not on any statements or representations of the other Party hereto or any of such other Party’s agents, written or oral. It understands that the Company shall be responsible for the tax liability that may arise as a result of this investment or the transactions contemplated by this Agreement as specifically set forth in Section 2 hereto.

l.  Legends. The Employee understands and agrees that the Warrants and the certificates evidencing the Conversion Shares and Warrant Shares shall bear a legend in substantially the form as follows (in addition to any legend required by any other applicable agreement or under applicable state securities laws):

“THE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE, AND MAY NOT BE SOLD, TRANSFERRED, ASSIGNED, PLEDGED OR HYPOTHECATED UNLESS AND UNTIL REGISTERED UNDER SUCH ACT AND/OR APPLICABLE STATE SECURITIES LAWS, OR UNLESS THE COMPANY HAS RECEIVED AN OPINION OF COUNSEL OR OTHER EVIDENCE, REASONABLY SATISFACTORY TO THE COMPANY AND ITS COUNSEL, THAT SUCH REGISTRATION IS NOT REQUIRED.”

5.           Governing Law; Entire Agreement; Counterparts.  The interpretation of this Agreement shall be governed by the internal laws of the State of Delaware, without regards to the principles of conflicts of laws thereof.  This Agreement, together with the exhibits hereto, contains the entire agreement of the Parties with respect to the subject matter hereof and supercedes all prior agreements and understandings, oral or written, with respect to such matters, and there are no representations, covenants, or other agreements except as stated or referred to herein.  Neither this Agreement nor any of the provisions herein shall be modified, waived, discharged, or terminated except by an instrument in writing signed by the Party against whom any modification, waiver, discharge, or termination is sought.  This Agreement may be executed through the use of separate signature pages or in any number of counterparts, and each of such counterparts shall, for all purposes, constitute one agreement binding on all the Parties, notwithstanding that all Parties are not signatories to the same counterpart.

6.           Restrictions. During a period from the date of this Agreement until January 2, 2012, the Securities shall be forfeited by Employee in the event during such period either Employee voluntarily terminates his employment with the Company or Employee is terminated by the Company as a result of his violation of a criminal statute which constitutes a felony.  This restriction shall immediately terminate in the event such Securities are registered under the Securities Act.  During such period, Employee will have all rights as a shareholder in connection with the Conversion Shares (and Warrant Shares if the Warrant has been exercised), but he may not sell, dispose of or otherwise transfer the Securities, except by operation of law.

IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed by their respective officers thereonto duly authorized as of the day and year first above written.

WORLD SURVEILLANCE GROUP INC.

By:	/s/ Glenn D. Estrella
Name: Glenn D. Estrella
Title: President and CEO

EMPLOYEE:

/s/ Barbara M. Johnson
Barbara M. Johnson

Address:	411 Walnut Street, #4440
Green Cove Springs, FL 32043

Exhibit A

THESE SECURITIES HAVE NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND, ACCORDINGLY, MAY NOT BE TRANSFERRED, OFFERED, SOLD OR OTHERWISE DISPOSED OF EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS AS EVIDENCED BY A LEGAL OPINION OF COUNSEL TO THE TRANSFEROR TO SUCH EFFECT, THE SUBSTANCE OF WHICH SHALL BE ACCEPTABLE TO THE COMPANY.

THIS INSTRUMENT IS ISSUED SUBJECT TO THE RESTRICTIONS ON TRANSFER AND OTHER PROVISIONS OF A CONVERSION AGREEMENT BETWEEN THE ISSUER OF THESE SECURITIES AND THE PURCHASER REFERRED TO THEREIN, A COPY OF WHICH IS ON FILE WITH THE ISSUER.  THE SECURITIES REPRESENTED BY THIS INSTRUMENT MAY NOT BE SOLD OR OTHERWISE TRANSFERRED EXCEPT IN COMPLIANCE WITH SAID AGREEMENT.  ANY SALE OR OTHER TRANSFER NOT IN COMPLAINCE WITH SAID AGREEMENT WILL BE VOID.

Right to Purchase 400,000 shares of Common Stock of World Surveillance Group Inc. (subject to adjustment as provided herein)

COMMON STOCK PURCHASE WARRANT

No. 2011 – 4A	Issue Date: November 2, 2011

WORLD SURVEILLANCE GROUP INC., a corporation organized under the laws of the State of Delaware (the “Company”), hereby certifies that, for value received, Barbara M. Johnson or its permitted assigns (the “Holder”), is entitled, subject to the terms set forth below, to purchase from the Company at any time after the Issue Date until 5:00 p.m., E.S.T on the date three years from the closing date (the “Expiration Date”), up to 400,000 fully paid and nonassessable shares (the “Shares”) of the common stock of the Company, $0.00001 par value per share (the “Common Stock”), at a per share purchase price of $0.21.  The purchase price per share, as adjusted from time to time as herein provided, is referred to herein as the "Purchase Price."  The number of the Shares and the Purchase Price are subject to adjustment as provided herein and all references to the Shares and Purchase Price shall be deemed to include any such adjustments.  The Company may reduce the Purchase Price without the consent of the Holder.  Capitalized terms used and not otherwise defined herein shall have the meanings set forth in that certain Conversion Agreement (the “Conversion Agreement”), dated November 2, 2011, entered into by the Company and Holder of the Warrant.

As used herein the following terms, unless the context otherwise requires, have the following respective meanings:

(a)           The term “Business Day” means any day except Saturday, Sunday or any day on which banking institutions in the State of Florida generally are authorized or required by law or other governmental actions to close.

(b)           The term “Company” shall include World Surveillance Group Inc. and any corporation which shall succeed or assume the obligations of World Surveillance Group Inc. hereunder.

(c)           The term “Common Stock” includes (a) the Company's Common Stock, $0.00001 par value per share, as authorized on the date of the Conversion Agreement, and (b) any other securities into which or for which any of the Common Stock may be converted or exchanged pursuant to a plan of recapitalization, reorganization, merger, sale of assets or otherwise.

(d)           The term “Exchange Act” means the Securities Exchange Act of 1934, as amended, or any successor statute, and the rules and regulations promulgated thereunder.

(e)           The term “Other Securities” refers to any stock (other than Common Stock) and other securities of the Company or any other person (corporate or otherwise) which the holder of the Warrant at any time shall be entitled to receive, or shall have received, on the exercise of the Warrant, in lieu of or in addition to Common Stock, or which at any time shall be issuable or shall have been issued in exchange for or in replacement of Common Stock or Other Securities pursuant to Section 2 or otherwise.

(f)            The term “Person” has the meaning given to it in Section 3(a)(9) of the Exchange Act and as used in Sections 13(d)(3) and 14(d)(2) of the Exchange Act.

(g)           The term “Securities Act” means the Securities Act of 1933, as amended, or any successor statute, and the rules and regulations promulgated thereunder.

1.           Exercise of Warrant.

1.1.        Number of Shares Issuable upon Exercise.  From and after the Issue Date until 5:00 p.m., E.S.T., on the Expiration Date, subject to the terms and conditions hereof and to the extent permitted by applicable law, the Holder hereof shall be entitled to receive, upon exercise of this Warrant and payment of the Purchase Price, in accordance with this Section 1, up to an aggregate number of the fully paid and nonassessable Shares set forth hereinabove, subject to adjustment as provided herein.

1.2.           Exercise of Warrant.  This Warrant may be exercised in full or in part by the Holder hereof by delivery of an original or facsimile copy of the form of notice of exercise attached as Exhibit A hereto (the “Notice of Exercise Form") duly executed and completed by such Holder and surrender of the original Warrant to the Company at its principal office or such other office as the Company may designate by notice in writing to the Holder, accompanied by payment in cash, wire transfer of immediately available funds to an account of the Company, or by certified or official bank check payable to the order of the Company, in the amount obtained by multiplying the number of Shares for which this Warrant is being exercised by the Purchase Price then in effect.

On any such partial exercise, the Company, at its expense, will within a reasonable time issue and deliver to or upon the order of the Holder hereof a new Warrant of like tenor, in the name of the Holder hereof or as such Holder (upon payment by such Holder of any applicable transfer taxes) may request, the whole number of Shares for which such Warrant may still be exercised.

1.3.           Net Exercise. Notwithstanding any provision herein to the contrary, if the Fair Market Value of one share of Common Stock is greater than the Purchase Price (at the Date of Exercise as defined below), in lieu of exercising this Warrant for cash, the Holder may elect to receive shares equal to the value (as determined below) of this Warrant (or the portion thereof being cancelled) by surrender of this Warrant at the principal office of the Company or such other office as the Company may designate by notice in writing to the Holder, together with the properly endorsed and completed Notice of Exercise Form in which event the Company shall issue to the Holder a number of Shares computed using the following formula:

X=Y (A-B)
  A

Where   X=          the number of shares of Common Stock to be issued to the Holder

Y=	the number of shares of Common Stock purchasable under the Warrant or, if only a portion of the Warrant is being exercised, the portion of the Warrant being exercised (at the Date of Exercise)

A=	the Fair Market Value of one share of the Company’s Common Stock (at the Date of Exercise)

B=	Purchase Price (as adjusted to the Date of Exercise).

1.4.         Fair Market Value. Fair Market Value of a share of Common Stock as of a particular date (the "Determination Date") shall mean:

(a)           If the Company's Common Stock is traded on an exchange or is quoted on the NASDAQ Global Select Market, the NASDAQ Global Market or the NASDAQ Capital Market, then the closing or last sale price, respectively, reported for the last Business Day immediately preceding the Determination Date;

(b)           If the Company's Common Stock is not traded on an exchange or on the NASDAQ Global Select Market, the NASDAQ Global Market or the NASDAQ Capital Market, but is traded in the over-the-counter market, then the average of the closing bid and ask prices reported for the last Business Day immediately preceding the Determination Date; and

(c)           If the Company's Common Stock is not publicly traded, then as determined in good faith by the Board of Directors of the Company.

1.5.        Delivery of Stock Certificates, etc. on Exercise. The Company agrees that the Shares purchased upon exercise of this Warrant shall be deemed to be issued to the Holder hereof as the record owner of such Shares as of the close of business on the date on which this Warrant shall have been duly exercised (the “Date of Exercise”) in accordance with the terms herein and surrendered, and, if such Holder is not using the Net Exercise provisions set forth in Section 1.3 to purchase all of the Shares, payment of the Purchase Price made by the Holder to the Company for such Shares as aforesaid. As soon as practicable after the exercise of this Warrant in full or in part, the Company at its expense (including the payment by it of any applicable issue taxes) will cause to be issued in the name of and delivered to the Holder hereof, or as such Holder (upon payment by such Holder of any applicable transfer taxes) may direct in compliance with applicable securities laws, a certificate or certificates for the number of duly and validly issued, fully paid and nonassessable Shares (or Other Securities) to which such Holder shall be entitled on such exercise.  No fractional Shares shall be issued and in lieu of any fractional share to which such Holder would otherwise be entitled, the Company shall pay to Holder cash equal to such fraction multiplied by the then Fair Market Value of one full share of Common Stock, together with any other stock or other securities and property (including cash, where applicable) to which such Holder is entitled upon such exercise pursuant to Section 1 or otherwise.

 2.           Adjustments and Other Rights.  The Purchase Price and the number of Shares issuable upon exercise of this Warrant shall be subject to adjustment from time to time as follows; provided, that if more than one subsection of this Section 2 is applicable to a single event, the subsection shall be applied that produces the largest adjustment and no single event shall cause an adjustment under more than one subsection of this Section 2 so as to result in duplication:

2.1.           Reorganization, Consolidation, Merger, etc.  In case at any time or from time to time, the Company shall (a) effect a reorganization, (b) consolidate with or merge into any other Person or (c) transfer all or substantially all of the Company’s properties or assets to any other Person (each a “Business Combination”), the Holder’s right to receive Shares upon exercise of this Warrant shall be converted into the right to exercise this Warrant to acquire the number of shares of stock or other securities or property (including cash) which the Common Stock issuable (at the time of such Business Combination) upon exercise of this Warrant immediately prior to such Business Combination would have been entitled to receive upon consummation of such Business Combination; and in such case, if necessary, the provisions set forth herein with respect to the rights and interests thereafter of the Holder shall be appropriately adjusted so as to be applicable, as nearly as may reasonably be, to the Holder’s right to exercise this Warrant in exchange for any shares or stock or other securities or property pursuant to this paragraph.

2.2           Extraordinary Events Regarding Common Stock.  In the event that the Company shall (a) issue additional shares of the Common Stock as a dividend or other distribution on outstanding Common Stock, (b) subdivide its outstanding shares of Common Stock into a greater number of shares, or (c) combine its outstanding shares of the Common Stock into a smaller number of shares of Common Stock, then, in each such event, the number of Shares issuable upon exercise of this Warrant at the time of the record date for such dividend or distribution or the effective date of such subdivison or combination shall be proportionately adjusted so that the Holder after such date shall be entitled to purchase the number of shares of Common Stock which such Holder would have been entitled to receive in respect of the Shares subject to this Warrant after such date had this Warrant been exercised immediately prior to such date.  In such event, the Purchase Price in effect at the time shall, simultaneously with the happening of such event, be adjusted to the number obtained by dividing (x) the product of (1) the number of Shares issuable upon the exercise of the Warrant before such adjustment and (2) the Purchase Price in effect immediately before such event giving rise to this adjustment by (y) the new number of Shares issuable upon exercise of the Warrant determined pursuant to the immediately preceding sentence.

2.3           Rounding of Calculations; Minimum Adjustments.  All calculations under this Section 2 shall be made to the nearest one-tenth (1/10th) of a cent or to the nearest one-hundredth (1/100th) of a share, as the case may be.  Any provision of this Section 2 to the contrary notwithstanding, no adjustment in the Purchase Price or the number of Shares into which this Warrant is exercisable shall be made if the amount of such adjustment would be less that $0.01 or one-tenth (1/10th) of a share of Common Stock, but any such amount shall be carried forward and an adjustment with respect thereto shall be made at the time of and together with any subsequent adjustment which, together with such amount and any other amount or amounts so carried forward, shall aggregate $0.01 or 1/10th of a share of Common Stock.   Any adjustments pursuant to this Section 2 shall be made successively whenever an event referred to herein shall occur.  If an adjustment in Purchase Price made hereunder would reduce the Purchase Price to an amount below par value of the Common Stock, then such adjustment in Purchase Price made hereunder shall reduce the Purchase Price to only the par value of the Common Stock.

2.4.           Certificate as to Adjustments.  In each case of any adjustment or readjustment in the Shares (or Other Securities) issuable on the exercise of this Warrant, the Company will cause its Chief Financial Officer or other appropriate designee to compute such adjustment or readjustment in accordance with the terms of the Warrant and prepare and file at the principal office of the Company a certificate setting forth such adjustment or readjustment and showing in reasonable detail the facts upon which such adjustment or readjustment is based, including a statement of (a) the consideration received or receivable by the Company for any additional shares of Common Stock (or Other Securities) issued or sold or deemed to have been issued or sold, (b) the number of shares of Common Stock (or Other Securities) outstanding or deemed to be outstanding, and (c) the Purchase Price and the number of Shares to be received upon exercise of this Warrant, in effect immediately prior to such adjustment or readjustment and as adjusted or readjusted as provided in this Warrant. The Company will forthwith mail a copy of each such certificate to the Holder of the Warrant.

3.           Reservation of Stock, etc. Issuable on Exercise of Warrant.   The Company will at all times reserve and keep available, solely for issuance and delivery on the exercise of the Warrant, all shares of Common Stock (or Other Securities) from time to time issuable on the exercise of the Warrant.

4.           Assignment; Exchange of Warrant.  Subject to compliance with applicable federal and state securities laws, this Warrant, and the rights evidenced hereby, may be transferred by any registered Holder hereof (a "Transferor"). On the surrender for exchange of this Warrant, with the Transferor's completed and duly executed endorsement in the form of Exhibit B attached hereto (the “Transferor Endorsement Form") and together with an opinion of counsel reasonably satisfactory to the Company that the transfer of this Warrant will be in compliance with applicable securities laws, the Company at its expense, twice only, but with payment by the Transferor of any applicable transfer taxes, will issue and deliver to or on the order of the Transferor thereof a new Warrant or Warrants of like tenor, in the name of the Transferor and/or the transferee(s) specified in such Transferor Endorsement Form (each a "Transferee"), calling in the aggregate on the face or faces thereof for the number of Shares called for on the face or faces of the Warrant so surrendered by the Transferor.  No such transfers shall result in a public distribution of the Warrant.

5.           Replacement of Warrant.  On receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant and, in the case of any such loss, theft or destruction of this Warrant, on delivery of a bond, indemnity agreement or security reasonably satisfactory in form and amount to the Company or, in the case of any such mutilation, on surrender and cancellation of this Warrant, the Company at its expense, twice only, will execute and deliver, in lieu thereof, a new Warrant of like tenor and representing the right to purchase the same aggregate number of Shares as provided for in such lost, stolen, destroyed or mutilated Warrant.

6.           No Rights as Stockholder; Transfer Books.  No Holder shall be entitled, as a Warrant holder, to vote or receive dividends or be deemed the holder of any Shares or any other securities of the Company which may at any time be issuable on the exercise hereof for any purpose, nor shall anything contained herein be construed to confer upon the Holder, as such, any of the rights of a stockholder of the Company or any right to vote for the election of directors or upon any matter submitted to the shareholders of the Company at any meeting thereof, or to give or withhold consent to any corporate action or to receive notice of meetings, or to receive dividends or subscription rights or otherwise, prior to the date of the valid exercise of this Warrant in accordance with the terms and conditions hereof.  The Holder of this Warrant will not be entitled to share the assets of the Company in the event of a liquidation, dissolution or winding up of the Company unless this Warrant is validly exercised in accordance with the terms and conditions hereof  before any record date in connection with such liquidation, dissolution or winding up of the Company.  Until this Warrant is transferred on the books of the Company, the Company may treat the registered Holder hereof as the absolute owner hereof for all purposes, notwithstanding any notice to the contrary.

7.           Notices.   All notices, demands, requests, consents, approvals, and other communications required or permitted hereunder shall be in writing and, unless otherwise specified herein, shall be (i) personally served, (ii) deposited in the mail, registered or certified, return receipt requested, postage prepaid, (iii) delivered by reputable air courier service with charges prepaid, or (iv) transmitted by hand delivery, telegram, facsimile or portable document file (.pdf), addressed as set forth below or to such other address as such party shall have specified most recently by written notice.  Any notice or other communication required or permitted to be given hereunder shall be deemed effective (a) upon hand delivery or delivery by facsimile, with accurate confirmation generated by the transmitting facsimile machine, at the address or number designated below or by .pdf (if delivered on a Business Day before 6:00 p.m. where such notice is to be received), or the first Business Day following such delivery (if delivered other than on a business day or after 6:00 p.m. where such notice is to be received) or (b) on the second Business Day following the date of mailing by express courier service, fully prepaid, addressed to such address, or upon actual receipt of such mailing, whichever shall first occur.  The addresses for such communications shall be: (i) if to the Company by personal or courier delivery to: World Surveillance Group Inc., State Road 405, Building M6-306A, Room 1400, Kennedy Space Center, FL 32815, Attn: Barbara M. Johnson, General Counsel, or if by mail delivery to: World Surveillance Group Inc., Mail Code: SWC, Kennedy Space Center, FL 32899, Attn: Barbara M. Johnson, General Counsel, telecopier number (321) 452-8965, and (ii) if to the Holder, to the address and telecopier number listed as follows: Barbara M. Johnson, 411 Walnut Street, #4440, Green Cove Springs, FL 32043 with a copy by telecopier only to: _____________________________________________________________________________.

8.           Saturdays, Sundays and Holidays.  If the last or appointed day for the taking of any action or the expiration of any right required or granted herein shall not be a Business Day, then such action may be taken or such right may be exercised on the next succeeding day that is a Business Day.

9.           Miscellaneous.  This Warrant and any term hereof may be changed, waived, discharged or terminated only by an instrument in writing signed by the party against which enforcement of such change, waiver, discharge or termination is sought. This Warrant shall be governed by, construed and enforced in accordance with and governed by the laws of the State of Delaware, without regard to the principle of conflicts of laws thereof.  Any dispute relating to this Warrant shall be adjudicated in Brevard County in the State of Florida and each of the Holder and the Company agree to submit to the exclusive jurisdiction and venue of the courts in Brevard County, FL for any civil action, suit or proceeding arising out of or relating to this Warrant or the transactions contemplated hereby, and that notice may be served upon the Company and the Holder respectively at the addresses set forth herein.  To the extent permitted by applicable law, each of the Company and the Holder hereby unconditionally waives trial by jury in any civil legal action or proceeding relating to the Warrant or the transactions contemplated hereby.  The headings in this Warrant are for purposes of reference only, and shall not limit or otherwise affect any of the terms hereof.  The invalidity or unenforceability of any provision hereof shall in no way affect the validity or enforceability of any other provision. This Warrant shall be binding upon any successors or  assigns of the Company and the Holder.  This Warrant and the forms attached hereto (the terms of which are incorporated herein by reference) contain the entire agreement between the parties with respect to the subject matter hereof and supersede all prior and contemporaneous arrangements or undertakings with respect thereto.

[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, the Company has executed this Warrant as of the date first written above.

WORLD SURVEILLANCE GROUP INC.

By:
Name:
Title:

Witness:

By:
Name:
Title:

[Signature Page to Warrant]

Exhibit A

FORM OF NOTICE OF EXERCISE
(to be signed only on exercise of Warrant)

TO:  WORLD SURVEILLANCE GROUP INC.

1)           The undersigned, pursuant to the provisions set forth in the attached Warrant (No.____), hereby irrevocably elects to purchase ________ Shares of the Common Stock of the Company pursuant to the terms and conditions of the attached Warrant.

2)           Method of Payment of Purchase Price.  The undersigned herewith makes payment of the full Purchase Price for such Shares at the price per share provided for in such Warrant, which aggregate Purchase Price is $___________.  Such payment takes the form of (check applicable box or boxes):

___           a cash payment by check or wire transfer of immediately available funds; or

___           the cancellation of such number of Shares of Common Stock as is necessary, in accordance with the formula set forth in Section 1.3, to exercise this Warrant with respect to the Shares of Common Stock set forth above pursuant to the net exercise procedure set forth in Section 1.3.

The undersigned requests that the certificates for such Shares be issued in the name of, and be delivered to _____________________________________________________ whose address is
__________________________________________________________________________________________________________________________________________________________________________
__________________________________________________________________________________________________________________________________________________________________________

The undersigned represents and warrants that the aforesaid Shares are being acquired for the account of the undersigned for investment and not with a view to, or for resale, in connection with the distribution or public offering thereof, and that the undersigned has no present intention of distributing or reselling such Shares.  The Undersigned understands that the Shares have not been registered under the Securities Act by reason of their issuance in a transaction exempt from the registration requirements of the Securities Act, and that all transfers, offers and sales by the undersigned of the securities issuable upon exercise of the within Warrant shall be made pursuant to registration of the Common Stock under the Securities Act, or pursuant to an exemption from registration under the Securities Act.

Dated:
(Signature must conform to name of holder as specified on the face of the Warrant)

By:

Name:
Title:

(Address)

Exhibit B

FORM OF TRANSFEROR ENDORSEMENT
(To be signed only on transfer of Warrant)

For value received, the undersigned hereby sells, assigns, and transfers unto the person(s) named below under the heading "Transferees" the right represented by the within Warrant to purchase the percentage and number of shares of Common Stock of WORLD SURVEILLANCE GROUP INC. to which the within Warrant relates specified under the headings "Percentage Transferred" and "Number Transferred," respectively, opposite the name(s) of such person(s) and appoints each such person Attorney to transfer its respective right on the books of WORLD SURVEILLANCE GROUP INC. with full power of substitution in the premises.

Transferees	Percentage Transferred	Number Transferred

Dated: ______________, ___________
(Signature must conform to name of Holder as specified on the face of the Warrant)

Signed in the presence of:

(Name)
(address)

ACCEPTED AND AGREED:
[TRANSFEREE]

(Name)	(address)